Exhibit 10.2

FOURTH AMENDMENT TO

THE PROGRESSIVE CORPORATION

EXECUTIVE SEPARATION ALLOWANCE PLAN

(2006 AMENDMENT AND RESTATEMENT)

WHEREAS, The Progressive Corporation Executive Separation Allowance Plan (“Plan”) is currently maintained pursuant to the 2006 Amendment and Restatement and three amendments thereto; and

WHEREAS, it is deemed desirable to amend the Plan further;

NOW, THEREFORE, effective January 1, 2013, the Plan is hereby amended as set forth below:

1.	Section 3.5 of the Plan is amended and restated hereby in its entirety to provide as follows:

“3.5 Notwithstanding anything herein to the contrary, no separation allowance payments shall be made under this Plan to any Eligible Employee later than two and one-half months following the end of the year in which the Eligible Employee’s Separation Date occurs.”

2.	Except as expressly set forth in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.

IN WITNESS WHEREOF, the Company has hereunto caused this Amendment to be executed by its duly authorized representative as of the 1st day of January, 2013.

The Progressive Corporation

By:	/s/ Charles E. Jarrett
Title:	Vice President